THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Value Advantage Money Fund – Select Shares

Schwab Value Advantage Money Fund – Premier Shares

Schwab Value Advantage Money Fund – Ultra Shares

Supplement dated September 28, 2017 to the

Summary Prospectus dated September 28, 2017 and

Statutory Prospectus and Statement of Additional Information (SAI), each dated

April 28, 2017, as supplemented September 28, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and

should be read in conjunction with those documents.

Consolidation of the Select Share class and Premier Share class into the Ultra Share class

At a meeting held on September 19, 2017, the Board of Trustees of The Charles Schwab Family of Funds approved the consolidation of each of the Select Share class (Select Shares) and Premier Share class (Premier Shares) into the Ultra Share class (Ultra Shares) (Consolidations) of the Schwab Value Advantage Money Fund (the Fund).

Accordingly, effective on or about November 17, 2017 (the Consolidation Date), the Select Shares and Premier Shares of the Fund will be consolidated into the Ultra Shares of the Fund.

In addition, effective at market close on October 2, 2017 (the Closing Date), the Select Shares and Premier Shares of the Fund are closed to new investors. All existing investors may continue to purchase additional shares or exchange their Select Shares or Premier Shares for Ultra Shares of the Fund at any time prior to the Consolidation Date. Effective as of the Closing Date, shareholders of other Schwab Funds (that are not Sweep Investments) and Laudus MarketMasters Funds will not be permitted to exchange any of their shares for Select Shares or Premier Shares of the Fund, but they may exchange their shares for Ultra Shares of the Fund. The Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

The Consolidations will be non-taxable exchanges, meaning that the affected shareholders will not realize any gains or losses for federal tax purposes in connection with the Consolidations. In addition, a shareholder’s adjusted basis for federal tax purposes in the shares received from a Consolidations will be the same as that shareholder’s adjusted basis in the share class held immediately prior to the Consolidations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG98854-00 (09/17)

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